Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                        Reporting Period: November 2001

                            MONTHLY OPERATING REPORT

-------------------------------------------------------------------------------------------------------------
                                                                    Form           Document     Explanation
REQUIRED DOCUMENTS                                                   No            Attached      Attached
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                         MOR-1                X
-------------------------------------------------------------------------------------------------------------
  Bank Reconciliation                                             MOR-1(CONT)          X
-------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                            X
-------------------------------------------------------------------------------------------------------------
  Cash disbursement journals(attached to bank reconciliations)                         X
-------------------------------------------------------------------------------------------------------------
Statement of Operations                                           MOR-2                X
-------------------------------------------------------------------------------------------------------------
Balance Sheet                                                     MOR-3                X
-------------------------------------------------------------------------------------------------------------
Status of Post Petition Taxes                                     MOR-4
-------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                           X
-------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                  X
-------------------------------------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts                             MOR-4
-------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                     X
-------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging                        MOR-5               N/A
-------------------------------------------------------------------------------------------------------------
Debtor Questionairre                                              MOR-5                X
-------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.


/s/ Catherine V. Merlino CFO                    12/13/01
--------------------------------------          --------
Signature of Debtor                               Date


/s/ Catherine V. Merlino CFO                    12/13/01
--------------------------------------          --------
Signature of Authorized Individual                Date


/s/ Catherine V. Merlino CFO                    12/13/01
--------------------------------------          --------
Printed Name of Authorized Individual             Date

Case Number: 00-32578(NLW)                                            Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                      November 1, 2001 - November 30, 2001

                                   -------------------------------------------------------------------------------------------------
                                                                 Bank Accounts
                                   -------------------------------------------------------------------
                                                                                        Real              Current    Cumulative
                                         (1)      Payroll    Payroll    Multi-family   Estate   Rental    Period   filing to date
                                      Operating     Boca     Fort Lee   Sales-Escrow     Tax    Agency    Actual       Actual
                                   -------------------------------------------------------------------------------------------------
Cash 11/1/01                          6,739,802     5,250      4,575      4,931,235   95,164   28,242   11,804,269    2,998,777
                                   =================================================================================================

Cash Receipts:

Transfer to/from DIP accounts                                                                                    0            0
Transfers (from DIP accounts)           157,000    40,000    117,000                                       314,000   16,776,930
Management fees                                                                                                  0    1,050,516
Bookkeeping fees                                                                                                 0      686,500
General Partner fees                                                                                             0    1,259,798
Sterling National Bank (2)                                                                                       0       (5,981)
Vendor refunds & expense
  reimbursments                           9,660                                                              9,660      434,811
Caton                                    26,237                                                             26,237      225,442
Notes, loans & other receivables         32,361                                                             32,361    4,056,154
Sub-lease                                                                                                        0        7,300
Interest income                                                                                                  0      434,185
Construction funding reimbursements                                                                              0       73,376
Return of earnest money                                                                                          0       23,739
Lucinai Contribution                                                                                             0      261,557
Sale of Grand Court Assets                                                                                       0   10,534,144
Multi-family Sales                                                                                               0    4,702,062
Transition service fee                                                                                           0      515,000
Interest income-Bankruptcy                5,762                              4,352        84        25      10,223      221,957
                                   --------------------------------------------------------------------------------------------

Total Receipts                          231,020    40,000    117,000         4,352        84        25     392,481   41,257,490

Cash Disbursements:

Net Payroll and related taxes
  and expenses                                    (39,903)  (114,854)                                     (154,757)  (6,563,321)
Insurance                                  (996)                                                              (996)    (938,916)
Administrative                          (93,584)                (370)                                      (93,954)  (3,249,557)
Taxes                                   (30,861)                                                           (30,861)    (373,229)
Other(see attached schedule)            (24,585)                                                           (24,585)  (1,705,989)
Transfers (to DIP accounts)            (314,000)                                                          (314,000) (16,776,930)
Restructuring Costs                      (3,090)                                                            (3,090)  (3,024,568)
US Trustee Quarterly Fees                                                                                        0      (49,250)
                                   --------------------------------------------------------------------------------------------

Total Cash Disbursements               (467,116)  (39,903)  (115,224)            0         0         0    (662,243) (32,681,760)
                                   --------------------------------------------------------------------------------------------

Net Cash Flow                          (236,096)       97      1,776         4,352        84        25    (229,762)   8,575,730
                                   --------------------------------------------------------------------------------------------

Cash November 30, 2001                6,503,706     5,347      6,351     4,935,587    95,248    28,267  11,574,507   11,574,507
                                   ============================================================================================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                              Total
                                                          Disbursements
                                                          -------------

Total Disbursements                                           622,243
Less: Transfers to Debtor in Possession accounts             (314,000)
Plus: Estate Disbursements made by outside sources                  0
                                                            ---------
                                                              308,243
                                                            =========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed
(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number:00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
November 1, 2001 - November 30, 2001

Disbursements-Other

Property Funding-operations          24,585 (1)
                                  ---------

                                     24,585
                                  =========

(1) Amount represents total advanced by debtor to two senior living properties to pay operating expenses, legal fees and insurance.

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
November 30, 2001

Beginning Balance @11/01/01                                            3,084.12

Add: Cash Receipts                                                   314,000.00
Less: Cash Disbursements                                            (310,117.41)
                                                                   ------------

Book Balance @11/30/01                                                 6,966.71

Less: Deposits and transit
Add: Outstanding Checks                                                9,618.38
                                                                   ------------

Bank Balance @11/30/01                                                16,585.09
                                                                   ============

CHASE CHECKING ACCOUNT
CASH RECEIPTS
November 30, 2001

 Deposit                                                 Deposit
  Date                     Description                   Amount
-----------------------------------------------------------------

 11/1/01   Transfer from Chase money market acct.      100,000.00
 11/6/01   Transfer from Chase money market acct.       73,000.00
 11/8/01   Transfer from Chase money market acct.       22,000.00
11/15/01   Transfer from Chase money market acct.       53,000.00
11/16/01   Transfer from Chase money market acct.       66,000.00
                                                       ----------

                                                       314,000.00
                                                       ==========

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
November 30, 2001

Beginning Balance @11/01/01                                        6,736,720.09

Add: Cash Receipts                                                    74,019.91
Less: Cash Disbursements                                            (314,000.00)
                                                                   ------------

Book Balance @11/30/01                                             6,496,740.00

Less: Deposits in Transit-
Add: Outstanding Checks-
                                                                   ------------

Bank Balance @11/30/01                                             6,496,740.00
                                                                   ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
November 30, 2001
                                                                  GCL
                                                              ----------
Caton                                               11/2/01    26,236.72
COBRA receipts                                      11/5/01     1,270.13
Expense reimbursements                              11/6/01     1,532.37
Expense reimbursements                             11/14/01       185.25
Expense reimbursements                             11/16/01       682.70
Cashflow                                           11/19/01     2,761.43
COBRA receipts                                     11/21/01     3,051.49
Batchelor receivable                               11/26/01    29,600.00
COBRA receipts                                     11/27/01       418.41
Tax refund                                         11/27/01     2,131.57
Expense reimbursements                             11/29/01       387.66
Interest Income                                    11/30/01     5,762.18

                                                              ----------
                                                               74,019.91
                                                              ==========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
November 30, 2001

             Vendor                                                  Check
Check No      Name                         Reference                  Date        Amount
-------------------------------------------------------------------------------------------
Debit      Grand Court  Transfer to Chase Business Checking Acct.    11/1/01     100,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.    11/6/01      73,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.    11/8/01      22,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.   11/15/01      53,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.   11/16/01      66,000.00

                                                                                 ----------

                                                                                 314,000.00
                                                                                 ==========

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
November 30, 2001

Beginning Balance @11/01/01                                        4,931,235.66

Add: Cash Receipts
Add: Cash Receipts-interest income                                     4,352.15
                                                                   ------------

Book Balance @11/30/01                                             4,935,587.81

Less: Deposits in Transit                                                  0.00
Add: Outstanding Checks                                                    0.00
                                                                   ------------

Bank Balance @11/30/01                                             4,935,587.81
                                                                   ============

CHASE MANHATTAN BANK
REAL ESTAE ESCROW ACCOUNT
A/C 312-8396952-65
November 30, 2001

Beginning Balance @11/01/01                                           95,164.70

Add: Cash Receipts-Interest Income                                        83.99
Less: Cash Disbursements                                                   0.00
                                                                   ------------

Book Balance @11/30/01                                                95,248.69

Less: Deposits in Transit                                                  0.00
Add: Outstanding Checks                                                    0.00
                                                                   ------------

Bank Balance @11/30/01                                                95,248.69
                                                                   ============

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
November 30, 2001

Beginning Balance @11/01/01                                           28,241.29

Add: Cash Receipts                                                        24.92
Less: Cash Disbursements                                                   0.00
                                                                   ------------

Book Balance @11/30/01                                                28,266.21

Less: Deposits in Transit                                                  0.00
Add: Outstanding Checks                                                    0.00
                                                                   ------------

Bank Balance @11/30/01                                                28,266.21
                                                                   ============

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
                                                                        Nov 01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                    4,576.48
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L                                  WT fm Chase            19,000.00
--------------------------------------------------------------------------------
                                              WT fm Chase            52,000.00
--------------------------------------------------------------------------------
                                              WT fm Chase            46,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                       11/6/01             (42,664.76)
--------------------------------------------------------------------------------
                                               11/23/01             (24,511.86)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Health Insurance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes                                   11/6/01             (25,873.40)
--------------------------------------------------------------------------------
Payroll taxes                                  11/23/01             (19,180.72)
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Garnishments                                     ck#1320             (1,311.50)
--------------------------------------------------------------------------------
Garnishments                                     ck#1321             (1,311.50)
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
safety deposit box
--------------------------------------------------------------------------------
Other-ADP charges                                                      (124.87)
--------------------------------------------------------------------------------
Other-ADP charges                                                       (54.76)
--------------------------------------------------------------------------------
Other-ADP charges                                                      (190.27)
--------------------------------------------------------------------------------
Other-ADP charges
--------------------------------------------------------------------------------
Other-ADP charges
--------------------------------------------------------------------------------
Other-Safety deposit box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-S/C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BAL ENDING                                                       6,352.84
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
O/S:                                             ADP 11/23/01           190.27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Outstanding Checks                                                190.27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                          6,543.11
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                    6,543.11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         (0.00)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
Bank Atlantic-Boca Payroll
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        2001
--------------------------------------------------------------------------------
                                                                      November
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                    5,249.93
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L
--------------------------------------------------------------------------------
                                              WT fm Chase            20,000.00
--------------------------------------------------------------------------------
                                              WT fm Chase            20,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP                              11/6/01             (19,951.43)
--------------------------------------------------------------------------------
                                               11/23/01             (19,951.44)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-S/C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BAL ENDING                                                       5,347.06
                                                                    ==========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
O/S:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                          5,347.06
                                                                    ==========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                    5,347.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         (0.00)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      Form MOR-2
                          Grand Court Lifestyles, Inc.
                                Income Statement
                       November 1, 2001 - November 30, 2001

                                                            Cumulative Filing
                                                   11/30/01      to Date
                                              -------------------------------
Revenues:

Management Fee Income                                    0       2,279,074
General Partner Fees                                     0         304,645
Interest Income                                     52,767      10,310,300
Deferred Profit Earned                              43,253         972,346
Loss from Wholly-Owned Subsidiaries                      0      (2,283,377)
Loss from Joint Ventures                                 0      (1,183,855)
Other Income                                             0         515,000
                                              ----------------------------

Total Revenues                                      96,020      10,914,133

Administrative Expenses:

Travel                                               4,548          81,032
Telephone                                            3,135         301,248
Federal Express                                      1,458          67,535
Postage                                                  0          41,872
Office Supplies & Expense                            5,297         270,670
Outside Storage                                      1,631          33,063
Miscellaneous                                            0          42,021
ADP                                                    370          13,679
Legal & Accounting                                       0         133,409
Licenses & Filing Fees                               1,011          47,355
Recruitment                                              0           8,855
Printing                                                 0           8,765
Caton Expenses                                      13,751         317,081
Rent                                                24,447       1,043,759
Computer Equipment Maintenance                         724         183,025
Insurance                                           20,603         778,519
Equipment Leases                                     3,571         143,767
Office Salaries and expenses                       155,574       6,467,004
Director's Fees                                          0           9,500
Interest                                                 0          25,874
Corporate Taxes                                     36,067         290,597
Amortization                                             0         472,545
                                              ----------------------------

Total Administrative Expenses                      272,187      10,781,175
                                              ----------------------------

Extraordinary Expenses:

Net loss due to loss of properties (1)             (28,000)     25,471,421
                                              ----------------------------

Total Expenses                                     244,187      36,252,596
                                              ----------------------------

Net Income(Loss) Before Reorganization
  Expenses                                        (148,167)    (25,338,463)
                                              ----------------------------


Restructuring Expenses:
Administrative fees                                 (3,090)       (356,884)
Professional fees                                  (60,000)     (3,405,842)
US Trustee Quarterly Fees                                0         (49,250)
Interest Earned on Accumulated Cash
  from Chapter 11                                   10,223         221,958
                                              ----------------------------

Total Reorganization Expenses                      (52,867)     (3,590,018)
                                              ----------------------------

Net Income(Loss)                                  (201,034)    (28,928,481)
                                              ============================

Note (1):

(a) Net loss due to loss of properties for the month of November represents:

(i) reduction of loans payable due to the collection of investor notes which were sold as part of the sale of the general partner interests pursuant to section 363 of the bankruptcy code and the application of the investor note payments to the Debtor's
liability.                                                              (28,000)

(b) A final analysis of all of the details of the sale of the general partner interests and related assets and its effect on the balance sheet and income statement of the debtor has not yet been completed.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                November 30, 2001

                                                    Book Value      Book Value
                                                    at end of      on Petition
                                                      Month            Date
                                                --------------------------------

Assets:

Cash                                                 11,574,507       2,998,777
Notes & Receivables                                 171,579,100     227,986,234
Investments                                           8,197,789      16,099,729
Construction in Progress                                     (0)        739,486
Furniture & Equipment-net                               334,692       4,658,158
Other Assets                                         16,688,794      18,526,143
                                                --------------------------------

Total Assets                                        208,374,882     271,008,527
                                                ================================

Liabilities Not Subject to Compromise:

Accounts Payable                                        278,717         549,781
Professional Fees                                     1,024,158              --
                                                --------------------------------

Total Post-Petition Liabilities                       1,302,875         549,781
                                                --------------------------------

Deferred Income                                      43,628,642      67,403,696
Deferred Rent Obligations                                    --       2,741,705

Liabilities Subject to Compromise:

Secured Debt                                         94,088,584     106,385,512
Priority Debt                                           217,279         486,635
Unsecured Debt                                       88,425,112      84,197,250
                                                --------------------------------

Total Pre-Petition Liabilities                      182,730,975     191,069,397
                                                --------------------------------
Stockholders' Equity:

Common Stock                                            178,000         178,000
Treasury Stock                                       (1,579,817)     (1,579,817)
Paid-in-Capital                                      75,350,594      75,053,000
Accumulated Deficit                                 (57,091,480)    (57,190,813)
Net (loss) for period                               (36,144,907)     (7,216,422)
                                                --------------------------------

Total Stockholders' Equity                          (19,287,610)      9,243,948
                                                --------------------------------

Total Liabilities & Stockholders' Equity            208,374,882     271,008,527
                                                ================================

Case Number:00-32578(NLW)                                            Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                       Reporting period: November 30, 2001

                                                        Number of Days Past Due

                            Current     O-30       31-60    61-90   Over 90   Total
                           ----------------------------------------------------------
Accounts Payable                       23,747        895      0      24,531    49,173
Accrued expenses                                                     19,805    19,805
Taxes Payable                24,014                                            24,014
Other                       179,911                                   5,814   185,725
                           ----------------------------------------------------------

Total Post Petition Debts   203,925    23,747        895      0      50,150   278,717
                           ==========================================================

                           Case Number: OO-32578(NLW)
                    Reporting Period: Month of November 2001
                          Status of Postpetition Taxes
                             Fort Lee & Boca office

                        Beginning     Amount                                                          Ending
                           Tax       Withheld          Amount       Date              Check No          Tax
                        Liability   or Accrued          Paid        Paid               or EFT        Liability
                       ---------------------------------------------------------------------------------------
Federal

Withholding                (0)       28,461            28,461     11/9,11/23          see attached      (0)
FICA-Employee              (0)        4,258             4,258     11/9,11/23          see attached      (0)
FICA-Employer              (0)        4,258             4,258     11/9,11/23          see attached      (0)
Unemployment                0                                                                            0
Income                      0                                                                            0
Other:                      0                                                                            0
                         -------------------------------------------------------------------------------------
   Total Federal Taxes      0        36,976            36,976              0                     0       0
                         -------------------------------------------------------------------------------------

State & Local

Withholding                 0         8,078             8,078     11/9,11/26          see attached       0
Sales
Excise
Unemployment                0                                                                            0
Real Property
Personal Property
Other
                         -------------------------------------------------------------------------------------
   Total State & Local      0         8,078             8,078               0                    0       0
                         -------------------------------------------------------------------------------------

Total Taxes                (0)       45,054            45,054               0                    0       0
                         =====================================================================================

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number 00-32578(NLW)
                         Reporting Period - November 2001

Debtor Questionaire
                                                             Yes          No
--------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside
      the normal course of business this reporting
      period? If yes, provide an explanation below.                        X
--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account
      other than a debtor in possession account this
      reporting period? If yes, provide an explanation
      below.                                                               X
--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely
      filed? If no, provide an explanation below.             X
--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and
      other necessary insurance coverages in effect? If
      no, provide an explanation below.                       X
--------------------------------------------------------------------------------